UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2008

SOUTHRIDGE ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Nevada
(State of Incorporation)

000-51306
(Commission File Number)

980435537
(I.R.S. Employer Identification Number)

14785 Preston Rd, Dallas, Texas 75254
(Address of principal executive offices, including zip code)

888- 862-2192
(Registrant's telephone Number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Previous Independent Accountants

On September 16, 2008, the Company was informed, but had not received formal notification, that our independent auditors, Robison Hill & Company (“RHC”), had made the decision to resign as our independent accountants effective August 8, 2008. On October 8, 2008, the Board of Directors voted unanimously to accept the resignation.

RHC audited the financial statements of the Company for the year ended August 31, 2007. The report of RHC on such financial statements, dated December 7, 2007, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

For the 2007 fiscal year and subsequent interim periods though the date of resignation, there have been no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of RHC, would have caused them to make reference thereto in their report on the financial statements.

During the 2007 fiscal year and subsequent interim periods to the date of their resignation, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

During the Company's 2007 fiscal year, and since then, RHC has not advised the Company that any of the following exist or are applicable:

(1)
That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management.

(2)
That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason, or

(3)
That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

We have provided RHC a copy of the disclosure made in response to this Item 4.01 and have requested that RHC provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein.

New Independent Accountants

The Company is currently searching for a new auditor to replace Robison Hill & Company, but has not currently engaged or retained a firm to date.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHRIDGE ENTERPRISES INC.

Per:

/s/ Ken Milken
Ken Milken
President and Chief Executive Officer

Dated: October 17, 2008